UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2019

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 21, 2019, the Company entered into Amendment #1 to the Employment Agreement dated July 27, 2017, between it and Todd P. Cravens, the Company’s President and Chief Executive Officer.  Among other things, Amendment #1 provided 1) that any severance payments due to Mr. Cravens under the Employment Agreement be paid as a lump sum; 2) that continuation of his medical and health insurance payments after termination be at the Company’s expense; 3) that the “2020 Option” described in the Employment Agreement vest in full in the event of termination following a Change of Control; and 4) that the exercise price of the 2020 Option be set at $1.90 per share.

Also on February 21, 2019, the Company entered into Amendment #2 to the Employment Agreement dated May 1, 2017, between it and Harry C. Hagerty, the Company’s Chief Financial Officer, Treasurer and Secretary.  Among other things, Amendment #2 provided 1) that any severance payments due to Mr. Hagerty under the Employment Agreement be paid as a lump sum; and 2) that continuation of his medical and health insurance payments after termination be at the Company’s expense.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Company and each of Todd P. Cravens, the Company’s President and Chief Executive Officer, and Harry C. Hagerty, the Company’s Chief Financial Officer, Treasurer and Secretary, agreed to amend their respective Employment Agreements in the manner described in Item 1.01.  In connection with this event, on February 21, 2019, the Company and each of Mr. Cravens and Mr. Hagerty entered into amendments to their respective Employment Agreements. The terms and conditions of the Amendments are described under Item 1.01.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

10.1	Amendment #1 to the Employment Agreement dated July 27, 2017, between the Company and Todd P. Cravens.
10.2	Amendment #2 to the Employment Agreement dated May 1, 2017, between the Company and Harry C. Hagerty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Ac of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 22, 2019

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer